QuickLinks -- Click here to rapidly navigate through this document

Exhibit 21.1

Subsidiaries of the Registrant
As of 12/31/12

Subsidiary	Jurisdiction of Formation
88th Street Partners, LLC	Delaware
CorAmerica Realty Financing Company, LLC	Delaware
SPT-HII-VIII CA Fundings, LLC	Delaware
PrimeStar Fund I GP, L.L.C.	Delaware
PrimeStar Fund I TRS, Inc.	Delaware
PrimeStar Fund I TRS, L.L.C.	Delaware
PrimeStar Fund I, L.P.	Delaware
PrimeStar-F Fund I Trust	Delaware
PrimeStar-F Fund I, L.L.C.	Delaware
PrimeStar-H Fund I Trust	Delaware
PrimeStar-H Fund I, L.L.C.	Delaware
SPT 1166 Holdings, L.L.C.	Delaware
SPT 701 Lender, L.L.C.	Delaware
SPT 701 Loan Holdings TRS, L.L.C.	Delaware
SPT CA Fundings 2, LLC	Delaware
SPT CA Fundings, LLC	Delaware
SPT Gaslamp Holdings, LLC	Delaware
SPT IX 701 Lender GP, L.L.C.	Delaware
SPT IX 701 Lender, L.P.	Delaware
SPT IX 701 Loan Holdings GP, L.L.C.	Delaware
SPT IX 701 Loan Holdings, L.P.	Delaware
SPT Operations, LLC	Delaware
SPT Real Estate Sub I, LLC	Delaware
SPT Real Estate Sub II, LLC	Delaware
SPT Rosslyn Holdings, L.L.C.	Delaware
SPT-HII-VIII Partners, LLC	Delaware
SRP 643 Sub II TRS, Inc.	Delaware
SRP 643 Sub II, LLC	Delaware
SRP 643 Sub TRS, Inc.	Delaware
SRP 643 Sub, LLC	Delaware
SRP PrimeStar, L.L.C.	Delaware
SRP Sub, LLC	Delaware
SRP TRS Sub, Inc.	Delaware
SRP TRS Sub, LLC	Delaware
Starwood Mortgage WD, L.L.C.	Delaware
Starwood Property Mortgage BC, L.L.C.	Delaware
Starwood Property Mortgage Holdings I, L.L.C.	Delaware
Starwood Property Mortgage Sub-1, L.L.C.	Delaware
Starwood Property Mortgage Sub-10 Holdco, L.L.C.	Delaware
Starwood Property Mortgage Sub-10, L.L.C.	Delaware
Starwood Property Mortgage Sub-10-A Holdco, L.L.C.	Delaware
Starwood Property Mortgage Sub-10-A, L.L.C.	Delaware
Starwood Property Mortgage Sub-2, L.L.C.	Delaware
Starwood Property Mortgage Sub-2-A, L.L.C.	Delaware
Starwood Property Mortgage Sub-3, L.L.C.	Delaware
Starwood Property Mortgage Sub-3-A, L.L.C.	Delaware
Starwood Property Mortgage Sub-4, L.L.C.	Delaware

Subsidiary	Jurisdiction of Formation
Starwood Property Mortgage Sub-4-A, L.L.C.	Delaware
Starwood Property Mortgage Sub-5, L.L.C.	Delaware
Starwood Property Mortgage Sub-5-A, L.L.C.	Delaware
Starwood Property Mortgage Sub-6, L.L.C.	Delaware
Starwood Property Mortgage Sub-6-A, L.L.C.	Delaware
Starwood Property Mortgage Sub-7, L.L.C.	Delaware
Starwood Property Mortgage Sub-9, L.L.C.	Delaware
Starwood Property Mortgage Sub-9-A, L.L.C.	Delaware
Starwood Property Mortgage Sub-CP, LP	Cayman Islands
Starwood Property Mortgage, L.L.C.	Delaware
Starwood Property Mortgage, Sub-8 Ltd.	Cayman Islands
Starwood Residential GP, Inc.	Delaware
Starwood Residential Partnership, L.P.	Delaware
Starwood Residential Properties, Inc.	Maryland
SW-YB 1166, LLC	Delaware

QuickLinks

  Exhibit 21.1